April 5, 2016

CHASE GROWTH FUND

Class N	CHASX
Institutional Class	CHAIX

A series of Advisors Series Trust
(the “Fund”)

Supplement to the Summary Prospectus,
Prospectus and Statement of Additional Information (“SAI”),
each dated January 28, 2016

Effective April 1, 2016, the Fund’s shareholder servicing plan fee for Class N shares is reduced to 0.15%.  In addition, the operating expenses limitation agreement between the Trust on behalf of the Fund and Chase Investment Counsel Corporation for the Class N shares is revised as reflected below.

•	The Fund’s Fees and Expenses table on page 1 of the Summary Prospectus and the Prospectus is deleted and replaced with the following:

	Class N	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Other Expenses (includes Shareholder Servicing Plan Fees)	0.45%	0.30%
Shareholder Servicing Plan Fees	0.15%	None
Total Annual Fund Operating Expenses(1)	1.20%	1.05%
(1)	Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Growth Fund prior to April 1, 2016, and does not include expenses of 0.01% attributed to acquired fund fees and expenses.

•	The Fund’s Example on page 1 of the Summary Prospectus and the Prospectus is deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class N	$122	$381	$660	$1,455
Institutional Class	$107	$334	$579	$1,283

•	“The Fund Expenses” sub-section within the “Management” section on page 11 of the Prospectus is revised as follows:

“Each Fund is responsible for its own operating expenses.  The Adviser has contractually agreed, however, to waive a portion of its management fees and pay expenses of the Growth Fund and the Mid-Cap Fund to ensure that the Total Annual Fund Operating Expenses (excluding AFFE, leverage interest, taxes and extraordinary expenses) do not exceed 1.30% and 1.15% of the Growth Fund’s, and 1.33% and 1.18% of the Mid-Cap Fund’s, average daily net assets for Class N and Institutional Class, respectively, through at least April 1, 2017.  The term of each Fund’s operating expenses limitation agreement is indefinite and it can only be terminated by the Board.  Any waiver of management fees or payment of expenses made by the Adviser may be recouped by the Adviser in subsequent fiscal years if the Adviser so requests.  This recoupment may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps on the Fund’s expenses.  The Adviser is permitted to recoup management fee waivers and expense payments made in the prior three fiscal years from the date the management fees were waived and Fund expenses were paid.  Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board’s independent trustees who oversee the Funds.  Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and Fund expenses.”

•	The “Description of Classes” sub-section within the “Management” section on page 12 of the Prospectus is revised as follows:

“The Funds’ Class N shares are charged a 0.15% shareholder servicing plan fee and have no sales load; and…”

•	The second sentence of the “Shareholder Servicing Plan and Other Third-Party Payments” sub-section within the “How To Invest” section on page 21 of the Prospectus is revised as follows:

“Shareholder Servicing Plan and Other Third-Party Payments
Each Fund has a shareholder servicing plan for its Class N.  Each Fund may pay authorized agents up to 0.15% of the average daily net assets of the Fund’s Class N shares attributable to its shareholders.”

•	The fourth paragraph in “The Trust” section on page 1 of the SAI is revised as follows:

“The Trust has adopted a Multiple Class Plan pursuant to Rule 18f‑3 under the Investment Company Act of 1940, as amended (the “1940 Act”), which details the attributes of each class of the Funds.  Currently, the Growth Fund is authorized to issue two classes of shares:  Class N and Institutional Class and the Mid-Cap Fund is authorized to issue four classes of shares: Class A, sold with a maximum front-end sales charge of 5.75%, Class C, sold with a contingent deferred sales charge of 2.00% if shares are redeemed within two years of purchase and a Rule 12b-1 fee of 0.75%, Class N, which, along with Class A and Class C, are subject to a 0.15% shareholder servicing plan fee, and Institutional Class. Class A and Class C are not currently offered for sale.”

•
The reference to the operating expenses limitation agreement in the first paragraph under “The Funds’ Investment Adviser” section on page 27 of the SAI is revised to reflect the term of the expense limitation agreement for the Fund being in place through at least April 1, 2017.

•	The sixth paragraph under “The Funds’ Investment Adviser” section on page 27 of the SAI is revised as follows:

“Effective April 1, 2016, the Adviser agreed to limit the aggregate expenses of the Growth Fund to 1.30% and 1.15% of the average daily net assets of Class N and Institutional Class shares, respectively.  Prior to April 1, 2016, the expense limitation was 1.40% and 1.15% of the average daily net assets of Class N and Institutional Class, respectively.  Prior to January 28, 2015, the Fund did not have an expense limitation in place.  For the periods indicated, the Growth Fund paid the following management fees to the Adviser:”

•	The fourth paragraph of “The Distributor” sub-section within the “The Funds’ Investment Adviser” section on page 29 of the SAI is revised as follows:

“Shareholder Servicing Plan – Each Fund has adopted a shareholder servicing plan on behalf of its Class N shares.  Under a shareholder servicing plan, the Funds may pay an authorized firm up to 0.15% on an annualized basis of average daily net assets attributable to its customers who are shareholders.”

Please retain this Supplement with your Summary Prospectus,
Prospectus and SAI.